                                                                  Exhibit (10)-1

                     Amendment No. 6 to the Loan Documents

          AMENDMENT dated as of April 14, 1999 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999 and Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, the "Credit Agreement") among MedPartners, Inc., a Delaware corporation (the "Borrower"), the Lenders party thereto, NationsBank, N.A., as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, NationsBanc Montgomery Securities LLC, as the Arranger therefor, and NationsBank, N.A., as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

                             Preliminary Statements

          (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order, among other things, (a) to permit the Borrower and its Subsidiaries to enter into a comprehensive settlement agreement and transition plan (the "California Transition Plan") with the State of California and certain major health care service plans, hospitals and other providers engaged in business with one or more of the California Subsidiaries (as defined in Section 1) in order to restore all of the property, assets, operations and management responsibilities of MPN to MPN itself as the debtor in possession under Chapter 11 of the United States Bankruptcy Code and to the Borrower (with the conservator of MPN continuing to have oversight and supervisory responsibilities therefor) and to permit the sale or other disposition of all of the property and assets of the California Subsidiaries (and, solely to the extent comprising part of the physician practice management businesses of the Borrower in the State of California, of the Borrower) and the satisfaction of all liabilities and obligations of the Borrower and its Subsidiaries related thereto, all with the agreement and approval of the appropriate federal bankruptcy court, California state court and other Governmental Authorities, (b) to permit the Borrower to prepay its obligations to AHP Holdings, Inc. and Aetna U.S. Healthcare Inc. under the promissory notes dated May 1, 1997 (which promissory notes are described in items 2 and 3 of Schedule 4.01(y) to the Credit Agreement), (c) to increase the aggregate portion of Net Cash Proceeds from one or more sales, leases, transfers or other dispositions of property and assets of the Borrower and its Subsidiaries effected pursuant to Sections 5.02(d)(vii), 5.02(d)(viii) and 5.02(d)(xi) of the Credit Agreement that may be retained by the Borrower and its Subsidiaries for use in their businesses and operations in the ordinary course to $215,000,000 (of which $15,000,000 shall be available solely to pay amounts owing to AHP Holdings, Inc. and/or and Aetna U.S. Healthcare Inc. under the revised terms of the promissory notes referred to above in clause (b)) and, within such increased retained Net Cash Proceeds limitation, to increase the percentage of Net Cash Proceeds from the sale of KS-PSI of Texas, L.P. that may be retained by the Borrower and its Subsidiaries for use in their businesses and operations and (d) to modify the requirements of Sections 5.04(a), 5.04(b) and 5.04(c) of the Credit Agreement to permit a greater Leverage Ratio and a lower Fixed Charge Coverage Ratio and Interest Coverage Ratio for, and at all times during, the periods ending on or after March 31, 1999.

          (2) The Required Lenders have indicated their willingness to agree to amend the terms and conditions of the Credit Agreement described above in Preliminary Statement (1) on the terms and subject to the satisfaction of the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

          SECTION 1.  Amendments of Certain Provisions of the Credit Agreement.
                      --------------------------------------------------------
The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended to read as follows:

          (a) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in their appropriate alphabetical order:

               ""Amended Aetna Note" means the Consolidated Replacement Promissory Note dated April 15, 1999 from the Borrower to AHP Holdings, Inc. and/or and Aetna U.S. Healthcare Inc. in an aggregate amount of $20,000,000, payable by its terms in three installments of $7,500,000 on each of September 30, 1999 and December 31, 1999 and $5,000,000 on March 31, 2000, a copy of which has been delivered to the Administrative Agent and the Lender Parties.

               "Amendment No. 6 Effective Date" means the first date on which all of the conditions precedent to the effectiveness of Amendment No. 6 to the Loan Documents were satisfied.

               "California Property and Assets" means all of the property and assets of the California Subsidiaries (and, solely to the extent comprising part of the physician practice management businesses of the Borrower in the State of California, of the Borrower).

               "California Major Plans" means, collectively, Foundation Health Systems, Inc., CIGNA Corporation, PacifiCare Health Systems, Inc. and Wellpoint Health Networks, Inc. or one or more of their affiliates and may include one or more other health care service plans engaged in business with one or more of the California Subsidiaries.

               "California Subsidiaries" means the Excluded Subsidiaries set forth on Part C of Schedule 4.01(b) hereto and the Captive Professional Corporations set forth on Part D of Schedule 4.01(b) hereto.

               "California Transition Plan" means the comprehensive settlement agreement and transition plan (and related agreements, instruments and other documents) to be entered into among the Borrower, the State of California, the California Major Plans and certain hospitals and other providers engaged in business with one or more of the California Subsidiaries in order to permit the sale or other disposition of the California Property and Assets and the satisfaction of all liabilities and obligations of the Borrower and its Subsidiaries related thereto; provided, however, that such comprehensive settlement agreement and transition plan shall include as conditions to any of the Obligations of the Borrower or any of its Subsidiaries thereunder:

                     (a) the making of an unsecured loan from one or more of the
               California Major Plans to the Borrower or one or more of the prospective purchasers of the California Property and Assets in an aggregate principal amount of at least

               $25,000,000 and otherwise on terms and conditions expressly permitted under the Loan Documents;

                    (b) the agreement of all of the California Major Plans (i)
               to take back all of their institutional risk associated with the health care service providers in the State of California as of no later than June 30, 1999 and (ii) to enter into replacement contracts directly with purchasers of the California Property and Assets for capitation payments and professional risk on the same economic terms as are set forth in the existing contracts of MPN or on such other terms as shall be agreed between the applicable California Major Plans and health care service providers (or the agreement by each such California Major Plan to consent to the assignment by MPN to any such purchaser of its existing contracts for such payments and risk);

                    (c) the agreement of all of the California Major Plans not to reduce the levels of assigned enrollees or revenue payments to the clinics and practice groups comprising part of the California Subsidiaries below levels that were in effect therefor as of March 1, 1999 (or, in the case of Wellpoint Health Network, Inc. or its affiliates, 90% of the levels therefor that were in effect as of March 1, 1999), subject to (i) maintenance by the California Subsidiaries of adequate physician staffing, (ii) continued compliance by the Borrower and the applicable California Subsidiaries with the terms of the related "network provider agreements", (iii) sale of the related clinics or practice groups comprising part of the California Subsidiaries on or prior to June 30, 1999 and (iv) any order or decree from an applicable court or other Governmental Authority; provided that such agreement may provide for each of the California Major Plans to take actions in the ordinary course of their business so long as such actions are in compliance with the Knox-Keene Health Care Service Plan Act of 1975;

                    (d) the agreement of all of the hospitals party thereto that they will set off amounts received by them from the Borrower or any of the California Subsidiaries prior to the adoption of such settlement agreement and transition plan against not less than $25,000,000 of trade or other accounts payable owing to them from the Borrower or any of the California Subsidiaries;

                    (e) the execution and delivery of an amendment to the MPN
               Management Agreement by the Borrower and MPN that provides, at a minimum, for the Borrower to receive reimbursement on no less frequently than a quarterly basis of all of the costs and expenses incurred by it in the performance of its Obligations under the MPN Management Agreement and for the termination of the MPN Management Agreement upon the termination or expiration of such settlement agreement and transition plan; and

                    (f) the restoration of all of the property, assets,
               operations and management responsibilities of MPN to MPN itself as the debtor in possession under Chapter 11 of the United States Bankruptcy Code and to the Borrower (with the conservator of MPN continuing to have not more than oversight and supervisory responsibilities therefor).

          In addition, such settlement agreement and transition plan, and all of the agreements, instruments and other documents related thereto, shall not require the issuance of a Letter of Credit in favor of the parties thereto (or any of them) in an aggregate Available Amount of more than $25,000,000 and, to the extent not expressly set forth in the immediately preceding sentence or otherwise in Amendment No. 6 to the Loan Documents, shall be in form and substance satisfactory to the Required Lenders. For purposes of the Loan Documents, the California Transition Plan shall not be deemed to have been adopted until all of the following conditions precedent have been satisfied:

                    (A) all of the Governmental Authorizations, and all of the
               consents, approvals and authorizations of, notices and filings to or with, and other actions by, any other Person necessary in connection with the California Transition Plan (including, without limitation, the requisite approvals of the applicable federal bankruptcy court and state court of the definitive agreements, instruments and other documents setting forth the terms and conditions of the California Transition Plan, the sale of the California Property and Assets and the assumption by MPN of the amended Management Agreement) shall have been obtained (without the imposition of any conditions that could reasonably be expected to adversely affect the rights or interests of the Administrative Agent or the Guaranteed Parties) and shall remain in full force and effect;

                    (B) the California Major Plans shall have agreed to make the unsecured loan to the Borrower or the prospective purchasers of the California Property and Assets described above in clause (a) of this definition;

                    (C) the Administrative Agent and the Lender Parties shall
               have received (1) copies of all of the agreements, instruments and other documents setting forth the terms and conditions of the California Transition Plan (including, without limitation, all judgments and orders to be entered by any court or other applicable Governmental Authority related thereto) in each case duly executed by the parties thereto, (2) copies of all of the reports, analyses and opinions being delivered pursuant to the terms of the California Transition Plan to the Borrower, the State of California or any of the other parties to the California Transition Plan that evaluate or analyze all or any portion of the property, assets, liabilities, businesses or operations of the Borrower or any of its Subsidiaries or any aspect of the California Transition Plan, (3) a certificate of the Borrower, signed on behalf of the Borrower by a Responsible Officer thereof and dated as of the date of adoption of the California Transition Plan (the statements made in which certificate shall be true on and as of such date), certifying as to:

                         (w) the absence of any proceedings (either pending or
                    overtly threatened) for the enjoinment, suspension, revocation, termination or modification of any aspect of the California Transition Plan;

                         (x) the accuracy in all material respects of the
                    representations and warranties made by the Borrower or any of its Subsidiaries in the Loan Documents to which it is or is to be a party as though made on and as of such date, before and after giving effect to the California Transition Plan and to the transactions contemplated thereby;

                         (y) the absence of any event occurring and continuing,
                    or resulting from the adoption of the California Transition Plan or the consummation of the transactions contemplated thereby, that would constitute a Default; and

                         (z) the satisfaction of the conditions precedent to the
                    adoption of the California Transition Plan set forth in the agreements, instruments or other documents entered into in connection therewith and in the Loan Documents, and

               (4) a favorable opinion of King & Spalding, special counsel for the Loan Parties, or other special counsel for the Loan Parties reasonably acceptable to the Administrative Agent, in form and substance satisfactory to the Required Lenders in their sole discretion; and

                    (D) the adoption of the California Transition Plan on or
               prior to June 30, 1999."

          (b) The definition of "Caremark Receivables Securitization" set forth in Section 1.01 of the Credit Agreement is hereby amended to delete the amount "$75,000,000" in the seventh line thereof and to substitute therefor the new amount "$100,000,000".

          (c) The definition of "Fixed Charge Coverage Ratio" set forth in
     Section 1.01 of the Credit Agreement is hereby amended (i) to restate subclause (a)(ii) thereof in its entirety to read as follows:

          "(ii) for any such period commencing on or after January 1, 2000, all rental expense of the Borrower and the Restricted Subsidiaries for such period", and

     (ii) to restate subclause (b)(iii) thereof in its entirety to read as follows:

          "(iii) for any such period commencing on or after January 1, 2000, the amount of Consolidated Rental Payments made or required to be made by the Borrower and the Restricted Subsidiaries during such period and".

          (d) The definition of "MPN Management Agreement" set forth in Section
     1.01 of the Credit Agreement is hereby amended to add at the end of such definition after the phrase "on the Amendment No. 4 Effective Date" the new language "and as amended, supplemented or otherwise modified in accordance with, and upon the adoption of, the California Transition Plan".

          (e) The definition of "Permitted Sale-Leaseback Transaction" set forth in Section 1.01 of the Credit Agreement is hereby amended to restate clause (f) thereof in its entirety to read as follows:

               "(f) all of the Net Cash Proceeds received by the Borrower or any of its Subsidiaries from any such sale, lease, transfer or other disposition shall be applied, within two Business Days after the date of receipt thereof by the Borrower or any of its Subsidiaries, to reduce the Term Commitments in accordance with, and to the extent required under, Section 2.05(b)(vi) and to prepay the Term Advances outstanding at such time in accordance with, and to the extent required under, Section 2.06(b)."

          (f) The definition of "Unused Revolving Credit Commitment" set forth in Section 1.01 of the Credit Agreement is hereby amended (i) to add in the ninth line of subclause (b)(ii) thereof after the language "Sections 2.08(a) and 7.05," the new subclause reference "(1)" and (ii) to add at the end of subclause (b)(ii) thereof after the phrase "in effect at such time" the following new language:

          " and (2) during the period commencing on the date of the consummation of the sale of KS-PSI of Texas, L.P. pursuant to Section 5.02(d) and ending on the earlier of (x) the date of adoption of the California Transition Plan and (y) June 30, 1999, $25,000,000".

          (g) Section 2.05(b) of the Credit Agreement is hereby amended (i) to delete the language "or (x) of Section 5.02(d)" in the parenthetical to subclause (vi)(A) thereof and to substitute therefor the new language ",
     (x) or (xii) of Section 5.02(d)", (ii) to add in the first line of the first sentence of clause (vii) thereof after the language "permanently reduced on" the new subclause reference "(A)" and (iii) to add at the end of the first sentence of clause (vii) thereof the following new language:

          "or (B) June 30, 1999, if the adoption of the California Transition Plan has not occurred on or prior to such date, by $25,000,000".

          (h) Section 4.01(b) of the Credit Agreement is hereby amended to add the following new sentence at the end of such subsection:

          "Set forth on Part C of Schedule 4.01(b) hereto is a complete and accurate list of all of the California Subsidiaries as of the Amendment No. 6 Effective Date, showing, as to each such California Subsidiary, the correct legal name thereof and stating, as of December 31, 1998, whether or not such California Subsidiary constitutes a Material Subsidiary."

          (i) Section 4.01 of the Credit Agreement is hereby further amended to add the following new subsection (cc) at the end of such Section:

               "(cc)   Set forth on Schedule 4.01(cc) hereto is a complete and
          accurate list as of the Amendment No. 6 Effective Date or as of the date of the most recent amendment, supplement or other modification to
          Schedule 4.01(cc) hereto (whether pursuant to Section 5.03(d)(v) or otherwise) of all leases of real property under which the Borrower or any of its Subsidiaries is the lessee, showing, as of such date, the street address, city or other relevant jurisdiction, state, lessee, related clinic or practice group, expiration date and annual rental cost thereof and, if applicable, the Borrower or the Restricted Subsidiary that is a guarantor thereof or co-obligor thereunder."

          (j) Section 5.01(i) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of clause (i) thereof, (ii) to delete the punctuation "." at the end of clause (ii) thereof and to substitute therefor the new language "; and" and (iii) to add the following new clause
     (iii) thereto:

               "(iii) the performance by the Borrower from time to time after the adoption of the California Transition Plan of its Obligations under the California Transition Plan and the MPN Management Agreement in accordance with the respective terms thereof."

          (k) Section 5.02(b) of the Credit Agreement is hereby amended (i) to restate clause (vii) thereof in its entirety to read as follows:

               "(vii) Contingent Obligations of the Borrower guaranteeing all or any portion of (A) the outstanding Obligations of any of the Restricted Subsidiaries or (B) the outstanding Obligations under one or more Operating Leases of any of the Excluded Subsidiaries that are party to the Subsidiaries Guarantee; provided that each such Obligation is otherwise permitted under the terms of the Loan Documents and, in the case of subclause (vii)(B) above, each such Obligation was created, incurred, assumed or otherwise in existence prior to the Amendment No. 2 Effective Date and is set forth on
          Schedule 4.01(cc);",

     (ii) to delete the word "and" at the end of clause (xv) thereof, (iii) to add the following new clauses (xvi) and (xvii) thereto:

               "(xvi) unsecured Indebtedness of the Borrower owing to one or more of the California Major Plans in an aggregate principal amount not to exceed $25,000,000 at any time outstanding; provided that (A) such Indebtedness (1) shall not have a maturity date or any scheduled or mandatory redemption or repurchase date prior to June 30, 2001, (2) shall not (x) accrue interest at a rate per annum at any time of more than the rate of interest payable at such time on outstanding Revolving Credit Advances or (y) be subject to any payment penalties or premiums of any kind and (3) shall not be guaranteed or otherwise credit enhanced by any of the Subsidiaries of the Borrower or any of their property or assets, or subject any of the property or assets of the Borrower or any of its Subsidiaries to any Lien, (B) the other terms and conditions of such Indebtedness (and of any agreement or other document entered into and of any instrument issued in connection therewith) shall be no less favorable to the Borrower or any of its Subsidiaries or to the rights or interests of the Guaranteed Parties than the terms of the Senior Notes, except that such Indebtedness may contain financial covenants on the same terms as are set forth in
          Section 5.04 so long as such Indebtedness, by its terms, provides that any amendment or waiver of, or consent to departure by the Borrower from, any such financial covenant under the Loan Documents (including, without limitation, any such amendment, waiver or consent that removes or replaces any such covenant) is automatically (without any further action by, or notice to or from, any holder of such Indebtedness or any agent or trustee therefor) an amendment or waiver of, or consent to departure by the Borrower from, any such covenant contained in the agreements, instruments or other documents evidencing or otherwise setting forth the terms of such Indebtedness, (C) copies of all of the agreements, instruments and other documents evidencing or otherwise setting forth the terms of such Indebtedness shall be delivered to the Administrative Agent and the Lender Parties at least three Business Days prior to the incurrence thereof by the Borrower and (D) immediately before and immediately after giving pro forma effect to such Indebtedness, no Default shall have occurred and be continuing;

               (xvii) at any time after the date of the adoption of the California Transition Plan, Indebtedness of the Borrower comprised solely of its obligation to pay current accruals, accrued expenses and medical claims payable and other accounts payable of one or more of the California Subsidiaries (other than MPN) that, in the case of each such California Subsidiary, have been created, incurred or assumed thereby in the ordinary course of business and prior to the earlier of
          (A) the date on which the clinics or practice groups comprising part of such California Subsidiary are sold, leased, transferred or otherwise disposed of by the Borrower or its applicable Subsidiaries and (ii) July 31, 1999; provided that the obligation of the Borrower to pay such current accruals, accrued expenses and medical claims payable and other accounts payable of the applicable California Subsidiaries shall be required under the terms of the California Transition Plan; and", and

     (iv) to renumber the existing clause (xvi) of Section 5.02(b) of the Credit Agreement as clause (xviii) thereof.

          (l) Section 5.02(d) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of clause (xi) thereof, (ii) to add the following new clause (xii) thereto:

               (xii) the Borrower and its Subsidiaries may sell, transfer or otherwise dispose of all (but not less than all) of their Equity Interests in any of the California Subsidiaries, or all (other than an immaterial portion) of the California Property and Assets of any such California Subsidiary, in accordance with the California Transition Plan; provided that immediately before and immediately after giving pro forma effect to any such sale, transfer or other disposition, no Default shall have occurred and be continuing; and",

     (iii) to renumber the existing clause (xii) of Section 5.02(d) as clause
     (xiii) thereof, (iv) to delete the language "or (xi)" in the newly renumbered clause (xiii) thereof and to substitute therefor the new language ", (xi) or (xii)" and (v) to restate the last two sentences thereof in their entirety to read as follows:

          "Notwithstanding any of the other provisions of this Section 5.02(d), the Borrower and its Subsidiaries may retain up to 25% of the Net Cash Proceeds received from time to time on or after the Amendment No. 1 Effective Date from one or more sales, leases, transfers or other dispositions expressly permitted under clause (vii), (viii) or (xi) of this Section 5.02(d) (or, solely in the case of any such sale of KS-PSI of Texas, L.P. on or after the Amendment No. 6 Effective Date and otherwise in accordance with clause (vii) of this Section 5.02(d), but subject to the next succeeding sentence, the Borrower and its Subsidiaries may retain 62% (up to a maximum amount of $80,000,000) of the Net Cash Proceeds received from such sale) for use in their businesses and operations in the ordinary course so long as the aggregate amount of all such Net Cash Proceeds so retained by the Borrower and its Subsidiaries does not exceed $215,000,000; provided, however, that $15,000,000 of such permitted retained amount of Net Cash Proceeds may be used by the Borrower solely for the payment of amounts owing under the Amended Aetna Note when due and payable in accordance with the terms thereof. If the Borrower or its applicable Subsidiaries elect to retain more than 25% of the Net Cash Proceeds received thereby from the sale of KS-PSI of Texas, L.P. pursuant to the terms of the immediately preceding sentence, then 100% of the next $86,000,000 of Net Cash Proceeds received by the Borrower or any of its Subsidiaries from one or more sales, leases, transfers or other dispositions of their respective property and assets pursuant to clause (vii), (viii) or (xi) of this Section 5.02(d) after the date of consummation of the sale of KS-PSI of Texas, L.P., and all of the Net Cash Proceeds received by the Borrower or any of its Subsidiaries from any sale, lease, transfer or other disposition of their respective property and assets pursuant to clause (vii), (viii) or (xi) of this
          Section 5.02(d) and not otherwise permitted to be retained by the Borrower and its Subsidiaries under the immediately preceding sentence, shall be applied to reduce the Term Commitments in accordance with, and to the extent required under, Section 2.05(b)(vi) and to prepay the Term Advances outstanding at such time in accordance with, and to the extent required under, Section 2.06(b)."

          (m) Section 5.02(e) of the Credit Agreement is hereby amended (i) to delete the language "pursuant to Section 5.02(b)(viii)" in subclause
     (iii)(D)(2)(x) thereof and to substitute therefor the new language "pursuant to Section 5.02(b)(vii), 5.02(b)(viii) or 5.02(b)(xvii)" and (ii) to restate subclause (iii)(E) thereof in its entirety to read as follows:

          "(E) the Borrower in MPN solely with the proceeds of the unsecured loan from one or more of the California Major Plans made pursuant to
          Section 5.02(b)(xvi) or, from time to time after the adoption of the California Transition Plan, pursuant to the terms of the MPN Management Agreement,".

          (n) Section 5.02(h) of the Credit Agreement is hereby amended (i) to add in the first line thereof after the clause reference "(i)" the new language "Pay, prepay, redeem, purchase, defease or otherwise satisfy all or any portion of the Amended Aetna Note, or", (ii) to add in the third line thereof after the words "subordination terms of, any" the new word "other", (iii) to add at the end of subclause (i)(B)(1) thereof after the language "repayment of Surviving Indebtedness" the new language "or, after the adoption of the California Transition Plan, the Amended Aetna Note" and
     (iv) to restate clause (ii) thereof in its entirety to read as follows:

               "(ii) Amend, modify or change in any manner any of the terms or conditions of (A) the Senior Notes Documents, the TAPS Indenture, the TAPS Purchase Contract or the Amended Aetna Note, (B) any of the other Surviving Indebtedness, except (1) as otherwise permitted under
          Section 5.02(b)(xiii) or (2) on terms and conditions no less favorable to the Borrower and its Subsidiaries or to the Lender Parties than the terms of the Loan Documents, or (C) the Caremark Receivables Securitization Documents, except (1) to the extent necessary to increase the aggregate principal amount paid by Park Avenue Receivables Corporation and such financial institutions for all such accounts receivable or interests therein and to be recovered from all such accounts receivable or interests thereto to not more than $100,000,000 at any time outstanding or (2) otherwise as, either individually or in the aggregate, is not reasonably expected to have a Material Adverse Effect or to adversely affect the rights or interest of the Guaranteed Parties;".

          (o) Section 5.02(i) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of clause (v) thereof, (ii) to delete the punctuation "." at the end of clause (vi) thereof and to substitute therefor the new language "; and" and (iii) to add the following new clause
     (vii) thereto:

               "(vii) any such agreement comprising part of the California Transition Plan to the extent such agreement is on terms no less favorable to the Borrower or any of its Subsidiaries or to the rights or interests of the Guaranteed Parties than the terms of the Senior Notes."

          (p) Section 5.02(j) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of clause (G) thereof, (ii) to delete the punctuation "." at the end of clause (H) thereof and to substitute therefor the new language "; and" and (iii) to add the following new clause (I) thereto:

               "(I) any agreement comprising part of the California Transition Plan and applicable solely to the California Property and Assets."

          (q) Section 5.02 of the Credit Agreement is hereby further amended to add at the end of such Section 5.02 the following new subsection (r):

               "(r)  Obligations in Respect of the California Clinics.  Not to
                     ------------------------------------------------
          create, incur or assume, or permit any of its Subsidiaries to create, incur or assume, at any time on or after the earlier of (i) the date on which such clinic or practice group is sold, leased, transferred or otherwise disposed of by the Borrower or its applicable Subsidiaries and (ii) July 31, 1999, any Obligations for or in respect of any of the clinics or practice groups comprising part of the California Subsidiaries."

          (r) Section 5.03(d) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of clause (iii) thereof, (ii) to delete the punctuation "." at the end of clause (iv) thereof and to substitute therefor the new language "; and" and (iii) to add the following new clause
     (v) thereto:

               "(v) duly certifying, if necessary, an amendment or supplement to Schedule 4.01(cc) hereto setting forth all of the information necessary to insure that Schedule 4.01(cc) hereto remains complete and accurate as to the subject matter thereof."

          (s) Section 5.03(t) of the Credit Agreement is hereby amended to add in the third line thereof after the words "the assertion or occurrence thereof," the new language "but only so long as the California Transition Plan has not been adopted."

          (t) Section 5.03 of the Credit Agreement is hereby further amended to add the following new subsection (u) thereto:

               (u) California Transition Plan.  As soon as possible and in any
                   --------------------------
          event within five Business Days after:

                    (i) a Responsible Officer of the Borrower or any of its Subsidiaries knows or has reason to know of the occurrence of each default or termination event under any instrument, agreement or other document evidencing or otherwise setting forth the terms and conditions of the California Transition Plan continuing on the date of such statement, a statement of such Responsible Officer or a Responsible Officer of the Borrower setting forth the details of such default or termination event (including, without limitation, the anticipated effect thereof), the period of time such default or termination event has existed and been continuing and the actions that the Borrower and/or any of its Subsidiaries have taken and/or propose to take with respect thereto; and

                    (ii) the furnishing or receipt thereof, copies of any periodic or other material statement or report furnished to or received from the State of California, the conservator of MPN, any of the California Major Plans, hospitals and other providers party to the California Transition Plan or any applicable federal or state court or other Governmental Authority pursuant to the terms of the California Transition Plan (including, without limitation, any amendments, waivers or consents given or requested in respect thereof) and not otherwise required to be furnished to the Administrative Agent and the Lender Parties pursuant to any other clause of this Section 5.03.", and to reletter the existing subsection (u) of Section 5.03 of the Credit Agreement as subsection (v) thereof.

           (u) Section 5.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 " SECTION 5.04.  Financial Covenants.  So long as any of the
                                  -------------------
          Advances or any of the other Obligations of any Loan Party under or in respect of any of the Loan Documents shall remain unpaid, any of the Letters of Credit shall remain outstanding or any of the Lender Parties shall have any Commitment hereunder, the Borrower will:

                    (a)    Leverage Ratio. Maintain a Leverage Ratio at all
                           --------------
                 times of not more than the amount set forth below for the period set forth below:

                                Period                  Ratio
                      -----------------------           -----
                      March 31, 1999 through            7.50:1
                      June 29, 1999

                      June 30, 1999 through             6.75:1
                      September 29, 1999

                      September 30, 1999 through        6.25:1
                      December 30,  1999

                      December 31, 1999 through         6.00:1
                      March 30, 2000



                            Period                      Ratio
                      -----------------------           -----
                      March 31, 2000 through            5.85:1
                      June 29,  2000

                      June 30, 2000 through             5.70:1
                      September 29, 2000

                      September 30, 2000 through        5.15:1
                      December 20, 2000

                      December 31, 2000 and             4.75:1
                      thereafter

                    (b)    Fixed Charge Coverage Ratio.  Maintain a Fixed Charge
                           ---------------------------
               Coverage Ratio as of the last day of each Measurement Period of not less than the amount set forth below for each Measurement Period set forth below:


                         Measurement Period
                             Ending In                  Ratio
                      -----------------------           -----
                      March 1999                        1.15:1

                      June 1999                         1.25:1

                      September 1999                    1.30:1

                      December 1999                     1.30:1

                      March 2000                        1.30:1

                      June 2000                         1.30:1

                      September 2000                    1.35:1

                      December 2000 and                 1.50:1
                      thereafter

                    (c)    Interest Coverage Ratio. Maintain an Interest
                           -----------------------
               Coverage Ratio as of the last day of each Measurement Period of not less than the amount set forth below for each Measurement
               Period set forth below:


                         Measurement Period
                             Ending In                  Ratio
                      ---------------------             -----
                      March 1999                        1.25:1

                      June 1999                         1.35:1


                         Measurement Period
                             Ending In                  Ratio
                      -----------------------           -----
                      September 1999                    1.45:1

                      December 1999                     1.45:1

                      March 2000                        1.50:1

                      June 2000                         1.60:1

                      September 2000                    1.75:1

                      December 2000 and                 2.00:1"
                      thereafter

           (v) Section 6.01 of the Credit Agreement is hereby amended (i) to add in the first line of subsection (q) thereof immediately prior to the language "(i) any claim shall be asserted" the new language "at any time prior to the adoption of the California Transition Plan,", (ii) to add at the end of subsection (q) thereof the new word "or" and (iii) to add the following new subsections (r) and (s) thereto:

                    "(r)   an "Event of Default" (as defined in the Amended
          Aetna Note) shall have occurred and be continuing under the Amended Aetna Note; or

                    (s) any default or termination event shall have occurred and be continuing under any of the agreements, instruments or other documents evidencing or otherwise setting forth the terms and condition of the California Transition Plan (including, without limitation, any such agreements, instruments or other documents evidencing or otherwise setting forth the terms and conditions of the unsecured loan from the California Major Plans described in clause (a) of the definition of "California Transition Plan" set forth in Section 1.01) and such default or termination event shall continue after the applicable grace period, if any, specified in any such agreement, instrument or other document;".

           (w) Schedule 4.01(b) to the Credit Agreement is hereby amended (i) to delete Part B thereof in its entirety and to substitute therefor the new Part B of Schedule 4.01(b) to the Credit Agreement attached hereto as Annex A, (ii) to add the new Part C of Schedule 4.01(b) to the Credit Agreement attached hereto as Annex B and (iii) to add the new Part D of Schedule 4.01(b) to the Credit Agreement attached hereto as Annex C.

          (x)    The Credit Agreement is hereby further amended to add the new
     Schedule 4.01(cc) to the Credit Agreement attached hereto as Annex D.

          (y) All cross-references in the Credit Agreement to the existing Sections 5.02(b)(xvi), 5.02(d)(xii) and 5.03(u) thereof are, upon the occurrence of the Amendment Effective Date, hereby deleted in their entirety and replaced with new references to Sections 5.02(b)(xviii), 5.02(d)(xiii) and 5.03(v) thereof, respectively.

           SECTION 2.  Conditions Precedent to the Effectiveness of This
                       -------------------------------------------------
Amendment. This Amendment shall become effective as of the first date (the
---------
"Amendment Effective Date") on which, and only if, each of the following conditions precedent shall have been satisfied:

           (a) The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (ii) the Consent attached hereto shall have been executed and delivered by each of the Loan Parties (other than the Borrower).

           (b) The Lender Parties shall have received a copy, certified by a Responsible Officer of the Borrower, of (i) the letter of intent or similar agreement entered into by the Borrower and the State of California regarding the California Transition Plan, together with the most recent indicative summary of terms and conditions of the California Transition Plan, and (ii) the consolidated replacement promissory note to be entered into with AHP Holdings, Inc. and/or and Aetna U.S. Healthcare Inc., in form and substance satisfactory to the Required Lenders, which upon the execution and delivery thereof will replace in full the items of Surviving Indebtedness set forth as items 2 and 3 on Schedule 4.01(y) to the Credit Agreement.

           (c) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

           (d) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

           (e) The Borrower shall have paid to the Administrative Agent, for the account of each of the Lenders that has executed and delivered a counterpart of this Amendment to the Administrative Agent on or prior to the Amendment Effective Date (or advised the Administrative Agent in a manner satisfactory to it that such Lender has executed this Amendment on or prior to the Amendment Effective Date), an amendment fee of 0.25% on the aggregate Commitments of such Lender.

           (f) All of the accrued fees and expenses of the Administrative Agent, the Arranger and the Lender Parties (including the accrued fees and expenses of counsel for the Administrative Agent) shall have been paid in full.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

           SECTION 3.  Reference to and Effect on the Loan Documents.  (a)  On
                       ---------------------------------------------
and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

           (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended by the amendments specifically provided above in Section 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

           SECTION 4.  Costs and Expenses.  The Borrower hereby agrees to pay,
                       ------------------
upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

           SECTION 5.  Execution in Counterparts. This Amendment may be executed
                       -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

           SECTION 6.  Governing Law.  This Amendment shall be governed by, and
                       -------------
construed in accordance with, the laws of the State of New York.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                    THE BORROWER

                                    MEDPARTNERS, INC.


                                    By  /s/ Peter J. Clemens, IV
                                       -------------------------------------
                                       Name: Peter J. Clemens, IV
                                       Title: Vice President & Treasurer


                                    THE ADMINISTRATIVE AGENT

                                    NATIONSBANK, N.A.


                                    By  /s/ Michael D. Monte
                                       --------------------------------------
                                       Name: Michael D. Monte
                                       Title: Senior Vice President

                                    THE LENDER PARTIES

                                    NATIONSBANK, N.A., as a Lender,
                                    the Swing Line Bank and the Issuing Bank


                                    By  /s/ Michael D. Monte
                                       --------------------------------------
                                       Name: Michael D. Monte
                                       Title: Senior Vice President


                                    AMSOUTH BANK


                                    By  /s/ Allison J. Sanders
                                       --------------------------------------
                                       Name: Allison J. Sanders
                                       Title: Vice President


                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                    By  /s/ Michael D. Monte
                                       --------------------------------------
                                       Name: Michael D. Monte
                                       Title: Senior Vice President


                                    THE CHASE MANHATTAN BANK


                                    By  /s/ Dawn Lee Lum
                                       --------------------------------------
                                       Name: Dawn Lee Lum
                                       Title: Vice President

                                    CITIBANK, N.A.


                                    By
                                       -------------------------------------
                                       Name:
                                       Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By  /s/ Henry Reukauf
                                       -------------------------------------
                                       Name: Henry Reukauf
                                       Title: Vice President


                                    DEBT STRATEGIES FUND, INC.


                                    By
                                       -------------------------------------
                                       Name:
                                       Title:


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By  /s/ L. Richard Schiller
                                       -------------------------------------
                                       Name: L. Richard Schiller
                                       Title: Vice President


                                    FIRST UNION NATIONAL BANK


                                    By  /s/ Joseph H. Towell
                                       -------------------------------------
                                       Name: Joseph H. Towell
                                       Title: Senior Vice President


                                    FLOATING RATE PORTFOLIO
                                    BY: INVESCO Senior Secured Management, Inc.,
                                    as attorney in fact


                                    By  /s/ Kathleen A. Lenarcic
                                       -------------------------------------
                                       Name: Kathleen A. Lenarcic
                                       Title: Authorized Signatory

                                    KZH HIGHLAND-2 LLC


                                    By  /s/ Dennis Kildez
                                       --------------------------------------
                                       Name: Dennis Kildez
                                       Title: Authorized Agent


                                    MERRILL LYNCH, PIERCE, FENNER &
                                     SMITH INCORPORATED


                                    By
                                       --------------------------------------
                                       Name:
                                       Title:


                                    MERRILL LYNCH DEBT STRATEGIES
                                     PORTFOLIO, INC.
                                     BY: MERRILL LYNCH ASSET
                                         MANAGEMENT L.P., as Investment Advisor


                                    By
                                       --------------------------------------
                                       Name:
                                       Title:


                                    MERRILL LYNCH GLOBAL INVESTMENT
                                     SERIES:  INCOME STRATEGIES
                                     PORTFOLIO
                                     BY: MERRILL LYNCH ASSET
                                         MANAGEMENT, L.P., as Investment
                                         Advisor


                                    By
                                       --------------------------------------
                                       Name:
                                       Title:


                                    ML CBO IV (CAYMAN) LTD.
                                      BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                          as Collateral Manager


                                    By  /s/ James Dondero
                                       --------------------------------------
                                       Name: James Dondero, CFA, CPA
                                       Title: President

                                    ML CLO XX PILGRIM AMERICA
                                       (CAYMAN) LTD.
                                       BY: PILGRIM INVESTMENTS, INC.,
                                           as Investment Manager


                                    By  /s/ Jeffrey A. Bakalar
                                       -------------------------------------
                                       Name: Jeffrey A. Bvakalar
                                       Title: Vice President


                                    MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK


                                    By  /s/ Anna Marie Fallon
                                       -------------------------------------
                                       Name: Anna Marie Fallon
                                       Title: Vice President


                                    PAM CAPITAL FUNDING, LP
                                      BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                          as Collateral Manager


                                    By  /s/ James Dondero
                                       --------------------------------------
                                       Name: James Dondero, CFA, CPA
                                       Title: President


                                    PAMCO CAYMAN, LTD.
                                      BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                          as Collateral Manager


                                    By  /s/ James Dondero
                                       --------------------------------------
                                       Name: James Dondero, CFA, CPA
                                       Title: President


                                    PILGRIM PRIME RATE TRUST
                                      BY: PILGRIM INVESTMENTS, INC.,
                                          as Investment Manager


                                    By  /s/ Jeffrey A. Bakalar
                                       -------------------------------------
                                       Name: Jeffrey A. Bakalar
                                       Title: Vice President

                                    SCOTIABANC INC.


                                    By  /s/ Dana Maloney
                                       --------------------------------------
                                       Name: Dana Maloney
                                       Title: Relationship Manager


                                    SRV-HIGHLAND, INC.


                                    By  /s/ Kelly C. Walker
                                       --------------------------------------
                                       Name: Kelly C. Walker
                                       Title: Vice President

                                    STEIN ROE & FARNHAM
                                    INCORPORATED,
                                     as Agent for KEYPORT LIFE INSURANCE
                                     COMPANY


                                    By  /s/ Brian W. Good
                                       --------------------------------------
                                       Name: Brian W. Good
                                       Title: Vice President & Portfolio Manager


                                    TORONTO DOMINION (TEXAS), INC.


                                    By  /s/ Sonja R. Jordan
                                       --------------------------------------
                                       Name: Sonja R. Jordan
                                       Title: Vice President


                                    VAN KAMPEN PRIME RATE INCOME
                                    TRUST


                                    By  /s/ Jeffrey Maillet
                                       ---------------------------------------
                                       Name: Jeffrey Maillet
                                       Title: Senior Vice President & Director


                                    VAN KAMPEN SENIOR INCOME TRUST


                                    By  /s/ Jeffrey Maillet
                                       ---------------------------------------
                                       Name: Jeffrey Maillet
                                       Title: Senior Vice President & Director

                                    VAN KAMPEN CLO II, LIMITED
                                      BY: VAN KAMPEN MANAGEMENT, INC.,
                                          as Collateral Manager


                                    By  /s/ Jeffrey Maillet
                                       ---------------------------------------
                                       Name: Jeffrey Maillet
                                       Title: Senior Vice President & Director


                                    WACHOVIA BANK, N.A.


                                    By  /s/ John C. Canty
                                       ---------------------------------------
                                       Name: John C. Canty
                                       Title: Assistant Vice President

                           Consent to Amendment No. 6
                             to the Loan Documents
                              As of April 14, 1999

          Reference is made to Amendment No. 6 to the Loan Documents dated as of April 14, 1999 (the "Amendment") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999 and Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, the "Credit Agreement") among MedPartners, Inc., a Delaware corporation, the Lenders party thereto, NationsBank, N.A., as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, NationsBanc Montgomery Securities LLC, as Arranger therefor, and NationsBank, N.A., as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

          Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (as modified to the date hereof, the "Subsidiaries Guarantee") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and the performance of the Credit Agreement, as amended thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

          This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

          This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                                         MEDGP, INC.


                                         By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                         MEDPARTNERS ACQUISITION CORPORATION


                                         By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer

                                         MEDPARTNERS AVIATION, INC.


                                         By /s/ Sara J. Finley
                                           -------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                         MEDPARTNERS EAST, INC.


                                         By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                         GEORGIA MEDPARTNERS MANAGEMENT,
                                         INC.


                                         By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                         MEDPARTNERS-TEXAS, INC.


                                         By /s/ Michael Fitzgerald
                                           -------------------------------------
                                           Name: Michael Fitzgerald
                                           Title: President & CEO


                                         MEDPARTNERS INTEGRATED NETWORK-
                                         CHANDLER, INC.


                                         By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer

                                         MEDPARTNERS PROFESSIONAL
                                         MANAGEMENT CORPORATION


                                         By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                         ADS HEALTH MANAGEMENT, INC.


                                         By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer

                                         By /s/ Sara J. Finley
                                           -------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                         HEALTHWAYS, INC.


                                         By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                         BAY AREA PRACTICE MANAGEMENT
                                         GROUP, INC.


                                         By /s/ Sara J. Finley
                                           -------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary

                                         By /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer

                                         CHS MANAGEMENT, INC.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                         CAREMARK INTERNATIONAL INC.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                         CAREMARK INC.


                                         By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary

                                         By /s/ Leisa Kizer
                                           ------------------------------------
                                           Name: Leisa Kizer
                                           Title: Treasurer


                                         CAREMARK PHYSICIAN SERVICES OF TEXAS
                                         INC.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                         PRESCRIPTION HEALTH SERVICES, INC.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer

                                         By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary

                                         STRATEGIC HEALTHCARE MANAGEMENT, INC.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer

                                         By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                         CAREMARK INTERNATIONAL HOLDINGS INC.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                         MEDPARTNERS PHYSICIAN SERVICES INC.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                         CAREMARK RESOURCES CORPORATION


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                         FRIENDLY HILLS HEALTHCARE
                                         NETWORK INC.


                                         By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary

                                         NORTH SUBURBAN CLINIC LTD.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                         MP MEDICAL MANAGEMENT, INC.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                         MEDPARTNERS ADMINISTRATIVE SERVICES,
                                         INC.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                         MEDPARTNERS MANAGED CARE, INC.


                                         By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                         ACUTE CARE MEDICAL MANAGEMENT, INC.


                                         By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary

                                         BGS HEALTHCARE, INC.


                                         By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                         HEALTH SERVICES OF PEMBROKE LAKES, INC.


                                         By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                         HOME HEALTH AGENCY OF GREATER MIAMI,
                                         INC.


                                         By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                         MEDPARTNERS MEDICAL MANAGEMENT, INC.
                                         (Formerly know as INPHYNET MANAGED CARE
                                         CONTRACTING SERVICES, INC.)


                                         By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                         MEDPARTNERS MANAGED CARE CONTRACTING
                                         SERVICES OF CENTURY VILLAGE, INC.


                                         By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary

                                        MEDPARTNERS MANAGED CARE OF SOUTH
                                        BROWARD, INC.


                                        By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary


                                         INPHYNET MEDICAL MANAGEMENT OF OHIO,
                                         INC.


                                         By /s/ Sara J. Finley
                                            -----------------------------------
                                            Name: Sara J. Finley
                                            Title: Vice President & Secretary


                                         SACHS, MORRIS & SKLAVER, INC.


                                         By /s/ Sara J. Finley
                                            -----------------------------------
                                            Name: Sara J. Finley
                                            Title: Vice President & Secretary


                                         LFMG, INC.


                                         By /s/ James H. Dickerson, Jr.
                                            -----------------------------------
                                            Name: James H. Dickerson, Jr.
                                            Title: Vice President & Treasurer


                                         PACIFIC MEDICAL GROUP, INC.


                                         By /s/ Sara J. Finley
                                            -----------------------------------
                                            Name: Sara J. Finley
                                            Title: Vice President & Secretary

                                         PACIFIC PHYSICIAN SERVICES, INC.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                         PPS EAST, INC.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                         PPS NORTH CAROLINA MEDICAL
                                         MANAGEMENT, INC.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                         PPS RIVERSIDE DIVISION ACQUISITION
                                         AND MANAGEMENT CORP. I


                                        By /s/ James H. Dickerson, Jr.
                                          --------------------------------------
                                          Name: James H. Dickerson, Jr.
                                          Title: President & Treasurer


                                         PPS VALLEY MANAGEMENT, INC.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer

                                         By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary

                                         PPS INDEMNITY, INC.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                         PACIFIC PHYSICIAN SERVICES
                                         ARIZONA, INC.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                         PACIFIC PHYSICIAN SERVICES
                                         NEVADA, INC.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer


                                         PHYSICIANS' HOSPITAL MANAGEMENT
                                         CORPORATION


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                         RELIANT HEALTHCARE SYSTEMS, INC.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer

                                         By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary

                                         MEDPARTNERS/TALBERT MEDICAL
                                         MANAGEMENT CORPORATION


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                         TALBERT MEDICAL MANAGEMENT
                                         CORPORATION


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                         TALBERT HEALTH SERVICES
                                         CORPORATION


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer


                                         MEDPARTNERS ADMINISTRATION, L.P.


                                        By /s/ James H. Dickerson, Jr.
                                          -------------------------------------
                                          Name: James H. Dickerson, Jr.
                                          Title: Vice President & Treasurer of
                                                 MedGP, Inc.


                                         MEDPARTNERS PHYSICIAN MANAGEMENT, L.P.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer of
                                                  MedGP, Inc.

                                         MEDOHIO, L.P.


                                         By /s/ James H. Dickerson, Jr.
                                           -----------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer of
                                                  MedPartners Acquisition
                                                  Corporation


                                         MEDTEN, L.P.


                                         By /s/ James H. Dickerson, Jr.
                                           -----------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer of
                                                  MedPartners Acquisition
                                                  Corporation


                                         MEDTEX, L.P.


                                         By /s/ James H. Dickerson, Jr.
                                           -----------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: President & Treasurer of
                                                  MedPartners Acquisition
                                                  Corporation


                                         MEDPARTNERS PHYSICIAN SERVICES OF
                                         ILLINOIS L.L.C.


                                         By /s/ James H. Dickerson, Jr.
                                           -----------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer of
                                                 North Suburban Clinic, Ltd.

                                         CERRITOS INVESTMENT GROUP


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Executive Vice President &
                                                  Chief Financial Officer of
                                                  MedPartners, Inc.

                                         By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Corporate Secretary of
                                                    MedPartners, Inc.


                                         CERRITOS INVESTMENT GROUP II


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Executive Vice President &
                                                  Chief Financial Officer of
                                                  MedPartners, Inc.

                                         By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Corporate Secretary of
                                                  MedPartners, Inc.


                                         FAMILY MEDICAL CENTER


                                         By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Vice President & Secretary of
                                                 Pacific Medical Group, Inc.

                                         5000 AIRPORT PLAZA, L.P.


                                         By /s/ James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Executive Vice President &
                                                  Chief Financial Officer of
                                                  MedPartners, Inc.

                                         By /s/ Sara J. Finley
                                           ------------------------------------
                                           Name: Sara J. Finley
                                           Title: Corporate Secretary of
                                                  MedPartners, Inc.


                                         KS-PSI OF TEXAS L.P.


                                         By James H. Dickerson, Jr.
                                           ------------------------------------
                                           Name: James H. Dickerson, Jr.
                                           Title: Vice President & Treasurer of
                                                  Caremark Physician Services
                                                  of Texas, Inc.